Ex. 99.906Cert.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John G. Roman, President of The Penn Street Funds (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2006 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ John G. Roman
--------------------------
John G. Roman President
January 8, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                                                                 Ex. 99.906Cert.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Paul Giorgio, Treasurer of The Penn Street Funds (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2006 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Paul Giorgio
--------------------------
Paul Giorgio
Treasurer
January 8, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.